                                                                   EXHIBIT 10.58

                      FAIR, ISAAC AND COMPANY, INCORPORATED
                             STOCK OPTION AGREEMENT
                                FEBRUARY 5, 2002
                             (FOR A. GEORGE BATTLE)

NONSTATUTORY
STOCK OPTION                      This option is not intended to qualify as an
                                  incentive stock option under Section 422 of the Internal Revenue Code.

VESTING                           Your entire option is 100% vested and
                                  exercisable in full at all times.


TERM Your option will expire at the close of business at Fair, Isaac and Company, Incorporated ("Fair, Isaac") headquarters on the earlier of (a) the Expiration Date shown on the Notice of Grant of Stock Options and Options Agreement ("Option Agreement,) or (b) 12 months after the date on which your service, whether as a non-employee director, consultant or employee with Fair, Isaac terminates.

                                  Fair, Isaac determines when your service terminates for this purpose.

RESTRICTIONS ON
EXERCISE You agree not to exercise this option if the issuance of shares at that time would violate any law or regulation, as determined by Fair, Isaac. Moreover, you cannot exercise this option unless you have returned a signed copy of the Option Agreement to Fair, Isaac.

NOTICE OF EXERCISE                When you wish to exercise this option, you
                                  must notify Fair, Isaac by filing Fair,
                                  Isaac's "Notice of Exercise" form at the address given on the form. The notice will be effective when it is received by Fair, Isaac.
                                  If your notice was sent by facsimile
                                  transmission, it will be effective only if it is promptly confirmed by filing a form with an original signature.

                                  Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship).

                                  If someone else wants to exercise this option after your death, that person must prove to Fair, Isaac's satisfaction that he or she is entitled to do so.

FORM OF PAYMENT                   When you submit your Notice of Exercise, you
                                  must include payment of the exercise price for the shares you are purchasing, as shown on the Option Agreement. Payment may be made in one
                                  (or a combination) of the following forms:

                                        -  Cash or certified check.

                                        -  Irrevocable directions to a
                                           securities broker approved by Fair,
                                           Isaac to sell your option shares and
                                           to deliver all or a portion of the
                                           sale proceeds to Fair, Isaac in
                                           payment of the exercise price. (The
                                           balance of the sale proceeds, if any,
                                           will be delivered to you via your
                                           broker.) The directions must be given
                                           by signing a special "Notice of
                                           Exercise" form provided by Fair,
                                           Isaac.

                                        -  Certificates for Fair, Isaac stock
                                           that you have owned for at least 12
                                           months, along with any forms needed
                                           to effect a transfer of the shares to
                                           Fair, Isaac. The value of the shares,
                                           determined as of the effective date
                                           of the option exercise, will be
                                           applied to the exercise price.

WITHHOLDING TAXES                 Fair, Isaac will not withhold taxes on stock
                                  option exercises made by non-employee
                                  directors.

RESTRICTIONS ON RESALE            By signing the Option Agreement, you agree not
                                  to sell any shares at a time when applicable laws or Fair, Isaac policies prohibit a sale.
                                  This restriction will apply as long as you are a non-employee director of Fair, Isaac (or a subsidiary).

TRANSFER OF OPTION                Prior to your death, only you or a permitted
                                  assignee as defined herein may exercise this option (unless this option or a portion thereof has been transferred to your former spouse by a domestic relations order by a court of competent jurisdiction). You may transfer this option or a portion of this option by gift to members of your immediate family, a partnership consisting solely of you and/or members of your immediate family, or to a trust established for the benefit of you and/or members of your immediate family
                                  (including a charitable remainder trust whose income beneficiaries consist solely of such persons). For purposes of the foregoing, "immediate family" means your spouse, children or grandchildren, including step-children or step-grandchildren. Any of these persons is a "permitted assignee." However, such transfer shall not be effective until you have delivered to Fair, Isaac notice of such transfer. You cannot otherwise transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will or by a written beneficiary designation. Such a designation must be filed with Fair, Isaac on the proper form and will be recognized only if it is received at Fair, Isaac headquarters before your death.

RETENTION RIGHTS                  Neither the Option Agreement nor the terms of
                                  this Agreement give you the right to be
                                  retained by Fair, Isaac (or any subsidiaries) in any capacity.

STOCKHOLDER RIGHTS                You, or your estate, beneficiaries or heirs,
                                  have no rights as a stockholder of Fair, Isaac until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as otherwise described herein.

ADJUSTMENTS                       In the event of a subdivision of the
                                  outstanding common stock of Fair, Isaac, a declaration of a dividend payable in common stock, a declaration of a dividend payable in a form other than common stock in an amount that has material effect on the price of common stock, a combination or consolidation of the outstanding common stock (by reclassification or otherwise) into a lesser number of common stock, a recapitalization, a spinoff or a similar occurrence, the Compensation Committee of the Board of Directors shall make appropriate adjustments in (a) the number of shares of common stock underlying this option and (b) the exercise price under this option. Except as provide herein you shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                  In the event that the Company is a party to a merger or other reorganization, this option shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of this option by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), or for settlement in cash.

APPLICABLE LAW                    This Agreement will be interpreted and
                                  enforced under the laws of the State of
                                  Delaware (without regard to its rules on choice of law).

OTHER AGREEMENTS                  This Agreement constitutes the entire
                                  understanding between you and Fair, Isaac regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded. This Agreement may be amended only in writing.

                                  BY SIGNING THE NOTICE OF GRANT AND STOCK
                                  OPTION AGREEMENT, YOU AGREE TO ALL OF THE
                                  TERMS AND CONDITIONS DESCRIBED ABOVE.